3435 STELZER ROAD, COLUMBUS, OH 43219 1-800-551-1980

March 31, 2010

Dear Shareholder:

The Sound Shore Fund ended March 31, 2010 with a net asset value of $29.79 per share. The first quarter total return of 4.23% lagged that of the Standard & Poor’s 500 Index (“S&P 500”) which returned 5.39% and the Dow Jones Industrial Average (“Dow Jones”), which returned 4.82%.

We are required by the SEC to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s 1, 5, 10, and 15-year average annual total returns for the period ended March 31, 2010 were 42.59%, 2.26%, 4.74%, and 9.31%, respectively. As stated in the May 1, 2009 prospectus, the Fund’s annual operating gross expense ratio is 0.92%. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

The rebound in equities that began in March 2009 continued during the first quarter of 2010. Investor optimism about corporate profits and balance sheet strength more than offset emerging concerns regarding record fiscal deficits in the US and many other countries. For the period, industrial and financial stocks performed best, as they have since the market’s bottom, while utilities and telecommunications were the only sectors in negative territory.

Sound Shore’s best contributors included Smith International, Baker Hughes, and Valero, energy holdings which well outpaced their lagging sector. Drill bit maker Smith was a significant gainer after it agreed to be acquired by larger rival Schlumberger, while its oil service peer Baker Hughes benefitted from better than expected pressure pumping trends at its recently acquired BJ Services segment. Meanwhile, oil refiner Valero, which was higher after unexpectedly announcing the potential sale of its Delaware facility, also benefitted from improving fuel profit margins. Financial institutions Citigroup and Bank of America were also strong performers as both confirmed stable to improving profitability in their core lending and capital markets businesses.

Global utility AES was the biggest detractor for the quarter as its share price dropped with declining power prices and also due to its sale of new shares to the China Investment Corporation. AES remains a full position given its reasonable valuation of 11 times 2010 earnings and 6 times cash flow and its differentiated growth pipeline that appears poised to add significantly to earnings through 2013. Also, mobile semiconductor company Qualcomm was down after it lowered its outlook for royalty related revenues. However, our research indicated minimal long term earnings and cash flow impacts from this factor and we expect Qualcomm to benefit from the global growth in smart phone demand due to its patented technology.

After the market’s spectacular and broad gain off last year’s bottom, many of its valuation metrics, including price/earnings, price/book, and price/sales, are close to regaining their long term averages, according to Thomson Baseline. Sound Shore has always demurred from making shorter term market predictions, and instead has focused on owning out-of-favor stocks that we believe over time will be good investments and potentially more rewarding than owning the market indices. During this past ten year period ending March 31, 2010, a $10,000 investment in the Sound Shore Fund would have grown to $15,884, while a comparable investment in the S&P 500 would have declined to $9,365.

With the ten year return for the S&P 500 negative and in the lowest decile of returns since those of the Great Depression and with bond yields around historic lows we remain optimistic about future equity returns. We expect to see greater differentiation between companies based upon franchise strength and the potential to build value. Sound Shore’s investment process should be well positioned given its focus on quality businesses at out-of-favor valuations and rigorous company research.

Thank you as always for your investment alongside ours in Sound Shore.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Fund returns assume the reinvestment of all dividend and capital gain distributions. The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. It is not possible to invest directly in an Index or Average. Price to earnings ratio is the valuation of a company’s current share price compared to its per-share earnings. Price to book is the ratio of a stocks current price to its per-share book value. Price to sales is the ratio of a stock’s latest closing price divided by revenue per share.

The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 3/31/10:    AES Corporation: 2.40%; Bank of America Corp.: 2.75%; Baker Hughes, Inc.: 2.17%; BJ Services: 0.00%; China Investment Corp.: 0.00%; Citigroup, Inc.: 2.89%; Qualcomm, Inc.: 2.73%; Schlumberger Limited: 0.00%; Smith International, Inc.: 0.00%; and Valero Energy Corp.: 2.96%.

The Fund may invest in medium-sized companies. Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies.

The views in this letter were those of the Fund managers as of 3/31/10 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views (i) are intended to assist shareholders in understanding the Fund’s present investment methodology and (ii) do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. Distributed by Foreside Fund Services, LLC.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS

MARCH 31, 2010 (Unaudited)

	Share Amount	Market Value
Common Stocks (96.3%)
Consumer Discretionary (8.4%)
Apollo Group, Inc., Class A †	814,100	$49,896,189
Comcast Corp., Class A	3,151,600	59,313,112
Time Warner, Inc.	1,077,200	33,684,044
Washington Post Co., Class B	97,700	43,396,386

		186,289,731

Consumer Staples (5.4%)
The Coca-Cola Co.	995,600	54,758,000
Wal-Mart Stores, Inc.	1,183,800	65,819,280

		120,577,280

Diversified Financials (17.9%)
Bank of America Corp.	3,413,500	60,930,975
Citigroup, Inc. †	15,791,400	63,955,170
Credit Suisse Group AG ADR	1,119,000	57,494,220
Invesco, Ltd.	2,895,600	63,442,596
Morgan Stanley	1,792,300	52,496,467
State Street Corp.	1,194,400	53,915,216
The Charles Schwab Corp.	2,353,900	43,994,391

		396,229,035

Energy (17.3%)
Baker Hughes, Inc.	1,025,400	48,029,736
ConocoPhillips	1,206,700	61,746,839
Devon Energy Corp.	691,100	44,527,573
El Paso Corp.	4,360,200	47,264,568
Hess Corp.	812,900	50,846,895
Marathon Oil Corp.	1,566,200	49,554,568
Sunoco, Inc.	500,000	14,855,000
Valero Energy Corp.	3,324,800	65,498,560

		382,323,739

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2010 (Unaudited)

	Share Amount	Market Value
Health Care (3.8%)
Baxter International, Inc.	738,300	$42,969,060
UnitedHealth Group, Inc.	1,292,600	42,229,242

		85,198,302

Industrials (1.5%)
Southwest Airlines Co.	2,524,000	33,367,280

Insurance (2.2%)
Marsh & McLennan Cos., Inc.	2,037,700	49,760,634

Materials (2.3%)
Newmont Mining Corp.	984,400	50,135,492

Pharmaceuticals (10.3%)
Abbott Laboratories	966,800	50,931,024
Genzyme Corp. †	1,082,600	56,111,158
Novartis AG ADR	1,017,000	55,019,700
Pfizer, Inc.	3,827,300	65,638,195

		227,700,077

Technology (19.3%)
Applied Materials, Inc.	3,419,600	46,096,208
eBay, Inc. †	1,904,900	51,337,055
Flextronics International, Ltd. †	7,550,000	59,192,000
Intuit, Inc. †	1,289,300	44,274,562
Microsoft Corp.	2,172,700	63,594,929
QUALCOMM, Inc.	1,440,700	60,494,993
Symantec Corp. †	2,446,800	41,399,856
Texas Instruments, Inc.	2,524,200	61,767,174

		428,156,777

Utilities (7.9%)
AES Corp. †	4,830,200	53,132,200
EQT Corp.	1,494,100	61,258,100

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2010 (Unaudited)

	Share Amount	Market Value
Utilities (Continued)
Exelon Corp.	1,357,300	$59,463,313

		173,853,613

Total Common Stocks (cost $1,876,590,489)		$2,133,591,960

Short-Term Investments (4.7%)
Money Market Fund (4.7%)
Western Asset/Citi Institutional U.S. Treasury Reserves, 0.02% (cost $104,122,361) (a)	104,122,361	$104,122,361

Total Investments (101.0%) (cost $ 1,980,712,850) *		$2,237,714,321
Other Assets less Liabilities (-1.0%)		(22,715,252)

Net Assets (100.0%)		$2,214,999,069

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2010.
†	Non-income producing security.

ADR — American Depositary Receipt

*	Cost for Federal income tax purposes is $1,987,995,639 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$287,169,342
Gross Unrealized Depreciation	(37,450,660)

Net Unrealized Appreciation (Depreciation)	$249,718,682

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

NOTES TO THE SCHEDULE OF INVESTMENTS

MARCH 31, 2010 (Unaudited)

1.    Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended. The investment objective of the Fund is growth of capital.

2.    Significant Accounting Policies

This Schedule of Investments is prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

a)  Security Valuation

Exchange traded securities (including those traded on the National Association of Securities Dealers’ Automated Quotation system) are valued at the last quoted sale price, as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Fixed income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at net asset value (“NAV”). Money market instruments that mature in sixty days or less may be valued at amortized cost.

When the Fund’s investment adviser (“the adviser”) determines that market quotations for securities (including restricted securities) are insufficient or are not readily available, or if in the judgment of the adviser the prices or values available do not represent the fair value of the instrument, such securities are valued at fair value pursuant to procedures adopted by the Fund’s Board of Directors (the “Board”). Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset’s market price and may not be the price at which the asset may be sold. Fair value estimates are based on judgments regarding the current economic environment, financial reports, credit, collateral and other such factors. Fair valuation could result in a NAV different from one determined by using market quotes.

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets
•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

SOUND SHORE FUND, INC.

NOTES TO THE SCHEDULE OF INVESTMENTS (Concluded)

MARCH 31, 2010 (Unaudited)

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2010:

Valuation Inputs	Common Stocks	Short-Term Investments	Total Investments in Securities
Level 1	$2,133,591,960	$104,122,361	$2,237,714,321
Level 2	—	—	—
Level 3	—	—	—

Total Investments	$2,133,591,960	$104,122,361	$2,237,714,321

At March 31, 2010, all equity securities and open-end mutual funds were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by industry type.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update 2010-06, “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 requires new disclosure regarding transfers in and out of Levels 1 and 2 effective for interim and annual reporting periods beginning after December 15, 2009. The Fund recognizes significant transfers between Level 1 and Level 2 at the reporting period end. There were no significant transfers between Level 1 and Level 2 as of March 31, 2010 from the valuation input levels used on December 31, 2009. ASU 2010-06 will also require additional details regarding Level 3 transaction activity effective for interim and annual periods beginning after December 15, 2010. Management is currently evaluating the effect that these additional requirements will have on the Fund’s financial statements.

b)  Security Transactions

Security transactions are recorded on a trade date basis.

3.    Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date of this filing.

THE SCHEDULE OF INVESTMENTS SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS WHICH ARE INCLUDED IN THE FUND’S AUDITED ANNUAL REPORT OR SEMI-ANNUAL REPORT. THESE REPORTS INCLUDE ADDITIONAL INFORMATION ABOUT CERTAIN SECURITY TYPES INVESTED IN BY THE FUND.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Distributor

Foreside Fund Services, LLC

Portland, Maine

Transfer and

Distribution Paying Agent

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Custodian

Citibank, N.A.

New York, New York

Counsel

Dechert LLP

New York, New York

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

Chicago, Illinois

107-QR-0310

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, marketability of shares, and other information.

SOUND SHORE FUND, INC.

3435 Stelzer Road

Columbus, OH 43219

http://www.soundshorefund.com

(800) 551-1980

Quarterly Letter to Shareholders

(Unaudited)

MARCH 31, 2010